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                                    MORTGAGE
                                     BETWEEN

           THE PAUL REVERE INVESTMENT MANAGEMENT CORPORATION, AS AGENT

                                       AND

                          J&L STRUCTURAL, INC.

         MORTGAGE made this 6th day of April, 1995, by and between J&L STRUCTURAL, INC., a Delaware corporation, having an office c/o CPT Holding, Inc., 1430 Broadway, 13th Floor, New York, New York 10018-3308 (the "MORTGAGOR"), and THE PAUL REVERE INVESTMENT MANAGEMENT CORPORATION, a Massachusetts corporation, acting as agent under the Note and Warrant Purchase Agreement (the "AGREEMENT") dated as of April 6, 1995, among the Mortgagor, the Agent and the Purchasers named therein (the "MORTGAGEE"),

                              W I T N E S S E T H :

WHEREAS:

         (A) The Mortgagor has entered into the Agreement with the Mortgagee pursuant to which the Purchasers therein have agreed to purchase the Notes and Warrants for an aggregate principal amount of Twenty-Three Million ($23,000,000) Dollars (the "PURCHASE"), all upon and subject to the terms and conditions of the Agreement (the Mortgagor's obligations created under the Agreement, and the other Loan Documents referenced therein, together with interest thereon at the rate(s) set forth in the Agreement, are hereinafter sometimes collectively referred to and described as the "DEBT");

         (B) Certain of the Mortgagor's obligations created under the Agreement are evidenced by certain notes of even date herewith made by the Mortgagor payable to the Purchasers (such notes, as each may be amended, renewed, extended and/or replaced, are hereinafter sometimes referred to together as the "NOTES");

         (C) It is a condition precedent to the obligation of the Purchasers to make the Purchase that the Mortgagor shall execute and deliver this Mortgage; and



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         (D) All capitalized terms used herein without definition, shall have the respective meanings ascribed thereto in the Agreement.

         NOW THIS INDENTURE WITNESSETH that for better securing the payment of the Debt, and the performance by the Mortgagor of the terms, covenants and conditions contained herein, in the Notes and in any other documents and agreements given to secure payment of the Notes according to the true intent and meaning thereof, and also for and in consideration of one dollar to the Mortgagor in hand paid by the Mortgagee at or before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, the Mortgagor has mortgaged, granted, bargained, sold, aliened, released, conveyed and confirmed, and by these presents does mortgage, grant, bargain, sell, alien, release, convey and confirm unto the Mortgagee, forever, and grants the Mortgagee a security interest in:

                               MORTGAGED PROPERTY

         A. All the land located in the County of Beaver, Commonwealth of Pennsylvania described in Schedule A annexed hereto and made a part hereof (collectively, the "FEE PREMISES").

         B. All of the right, title, interest and leasehold estate of the Mortgagor under the lease described in Schedule B annexed hereto and made a part hereof (together with any and all modifications, extensions and renewals thereof, the "LEASE") of all the land located in Ambridge, County of Beaver, Commonwealth of Pennsylvania described in Schedule B annexed hereto and made a part hereof (the "LEASEHOLD INTEREST", and together with the Fee Premises, the "LAND"). A memorandum of the Lease is intended to be recorded in the Office of the Recorder of Deeds for Beaver County immediately prior to the recording of this Mortgage.

         C. All of the right, title and interest of the Mortgagor, in all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land (collectively, the "IMPROVEMENTS").

         D. All fixtures, machinery, appliances, materials, equipment, furniture and personal property of every nature

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whatsoever now or hereafter owned by the Mortgagor or in which the Mortgagor shall have an interest and located in or on, or attached to, or used or intended to be used in connection with or with the operation of, or with construction on, the Land or the Improvements, including all extensions, additions, improvements, betterments, renewals and replacements to any of the foregoing and all of the right, title and interest of the Mortgagor in and to any such personal property or fixtures together with the benefit of any deposits or payments now or hereafter made by the Mortgagor or on its behalf with regard thereto (the "PERSONAL PROPERTY").

         E. All right, title and interest of the Mortgagor, if any, in and to the land in the bed of the streets or highways abutting the Land to the center line thereof; all easements, rights of way, strips and gores of land, streets, ways, sidewalks, curbs, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, remainders, reversions and appurtenances whatsoever, in any way belonging, relating or appertaining to the Land or the Improvements, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Mortgagor (the "APPURTENANCES").

         F. All leases, licenses (including, without limitation, the cash and securities deposited thereunder), rents, issues and profits of the property described in Paragraphs (A), (B), (C), (D) and (E) (the "RENTS") and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of the Mortgagor of, in and to, and all proceeds of any sales or other dispositions of, the property described in Paragraphs (A), (B), (C), (D) and (E) above and this Paragraph (F).

         G. All proceeds of and any unearned premiums on any insurance policies covering the Improvements or the Personal Property or the Rents including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof.

         H. All awards ("AWARDS"), heretofore made and hereafter to be made by any municipal, state or federal authorities to the Mortgagor and all subsequent owners of the property described above in Paragraphs (A) through (F) including any awards for any changes

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of grade of streets affecting the property described above in Paragraphs (A)
through (F) as the result of the exercise of the power of eminent domain (a "TAKING").

         I. All the other estate, right, title, interest, use, possession, property, claim and demand whatsoever, contract rights, general intangibles, actions and rights in action, relating to the property described above in Paragraphs (A) through (H) and proceeds, products, replacements, additions, substitutions, renewals and accessions of any of the foregoing.

All the property, interests and rights referred to in Paragraphs (A) through (I) above and any additional property, interests or rights hereafter acquired by the Mortgagor and subject to the lien of the Mortgage or intended to be so are referred to in the Mortgage as the "MORTGAGED PROPERTY".

         TO HAVE AND TO HOLD the Mortgaged Property to the Mortgagee, its successors and assigns, forever.

         The Mortgagor hereby grants to the Mortgagee a security interest in all rights and property described above in Paragraphs (A) through Paragraph (I). The Mortgage is a self-operative Security Agreement with respect to such rights and property in Paragraphs (A) through Paragraph (I), but the Mortgagor agrees to execute and deliver on demand such other instruments as the Mortgagee may request in order to perfect its security interest or to impose the lien hereof more specifically upon any of such rights and property. The Mortgagee shall have all the rights and remedies or under any applicable law or agreements with the Mortgagor of a Secured Party under the Uniform Commercial Code in addition to those specified herein.

                    COVENANTS, REPRESENTATIONS AND WARRANTIES

         Subject to Paragraph 32 below, the Mortgagor covenants, represents and warrants with the Mortgagee that:

         1.      The Mortgagor will pay the Debt as provided in the Notes.

         2. The Mortgagor shall: maintain the Improvements in good repair and in a rentable and tenantable condition; comply with the requirements of any governmental department claiming jurisdiction

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of the Mortgaged Property within three (3) months after an order making such requirement has been issued by said department and comply with all statutes, orders, requirements or decrees relating to the Mortgaged Property by any federal, state or municipal authority.

         3. Except as permitted under the Agreement, none of the Improvements or any part or portion thereof shall be removed, altered or demolished without the prior written consent of the Mortgagee in each instance which consent shall not be unreasonably withheld.

         4. The Mortgagor will pay when due all liens of any kind, taxes of any kind and nature (including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes), assessments, water and sewer charges, rents and rates, and other governmental or municipal charges, fines or impositions relating to the Mortgaged Property or any part thereof, or upon the rents, revenues, income or profits of the Mortgaged Property, or arising in respect of the occupancy, use or possession of the whole or any part thereof, and, upon request, the Mortgagor will promptly deliver official receipts therefor to the Mortgagee. If the Mortgagor shall fail to pay any of the foregoing items, the Mortgagee shall have the right, but not the obligation, to make any such payments. Any such sum paid by the Mortgagee shall be paid by the Mortgagor to the Mortgagee, upon demand, together with the interest, computed from the date of payment thereof by the Mortgagee, at the Default Rate referred to in the Agreement. Any such sum paid by the Mortgagee and the interest thereon shall be a lien on the Mortgaged Property prior to any claim, lien, right, title or interest in, to or on the Mortgaged Property attaching or accruing subsequent to the lien of the Mortgage, and shall be deemed to be evidenced by the Notes and secured by the Mortgage.

         5. The Mortgagor will not claim any deduction from the taxable value of the Mortgaged Property by reason of the Mortgage and the Mortgagor shall not claim or be entitled to any credit against the principal and interest due and owing under the Notes and the Mortgage for any taxes, assessments, water rates or other governmental or municipal charges, bonds or impositions paid by the Mortgagor relating to the Mortgaged Property.

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         6. In the event of the passage after the date of the Mortgage of any law of the state wherein the Mortgaged Property is located deducting from the value of land for the purposes of taxation any lien thereon, or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes, or the manner of the collection of any such taxes so as to affect the Mortgage, the Mortgagee or the Debt, the Mortgagee shall have the right to give sixty (60) days written notice to the owner of the Mortgaged Property requiring the payment of the Debt (subject to the rights of the Mortgagor in the immediately following sentence), and if such notice be given, the Debt shall become due, payable and collectible at the expiration of said sixty (60) days. Unless prohibited by applicable law, any notice given pursuant to this Paragraph requiring the payment of the Debt shall provide an option to the Mortgagor, in lieu of such acceleration, to either pay to the Mortgagee an amount or amounts equal to any and all sums payable by the Mortgagee as taxes or otherwise by reason of such laws including taxes, if any, payable on the amounts so paid to the Mortgagee or, in the alternative, pay in full the Debt. If the notice as provided above be given, the payment of said sums described in the preceding sentence or the Debt, as may be the case, shall become due, payable and collectible at the expiration of the sixty (60) day period referred to above.

         7. If at any time the United States of America, any state thereof or any governmental subdivision of any such state, shall require (i) revenue or other stamps to be affixed to either of the Notes or the Mortgage, or (ii) the payment of any taxes or fees on the Mortgage, or the Notes or in connection with the recording of the Mortgage or any amendment, extension or modification hereof, the Mortgagor will pay the same, with interest and penalties thereon, if any. The Mortgagee shall have the right, but not the obligation, to make any such payments. Any such sum paid by the Mortgagee shall be paid by the Mortgagor to the Mortgagee, upon demand, together with the interest, computed from the date of payment thereof by the Mortgagee, at the Default Rate. Any such sum paid by the Mortgagee and the interest thereon shall be a lien on the Mortgaged Property prior to any claim, lien, right, title or interest in, to or on the Mortgaged Property attaching or accruing subsequent to the lien of the Mortgage, and shall be deemed to be evidenced by the Notes and secured by the Mortgage.

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         8. The Mortgagor represents and warrants that it is (a) the fee simple owner of the Fee Premises constituting a part of the Mortgaged Property, and (b) the owner of the Leasehold Interest constituting a part of the Mortgaged Property, free of defects, liens, and encumbrances of any nature, except as permitted by Section 8.3 of the Agreement or as are listed as exceptions to title or exclusions from coverage in the title policy being issued by Lawyer's Title Insurance Corporation to the Mortgagee concurrently with the recording of this Mortgage (collectively, the "PERMITTED EXCEPTIONS"). The Mortgagor warrants the title to the Mortgaged Property (including, without limitation, the leasehold estate in the Mortgaged Property), warrants that the Mortgage is and will be maintained as a valid second lien on the Mortgagor's interest in the Lease and the Mortgaged Property, subject only to the Permitted Exceptions, and will defend the same against the claims of all persons whomsoever. At the Mortgagor's sole cost and expense, the Mortgagor forthwith upon the execution and delivery of the Mortgage, and thereafter from time to time, will cause the Mortgage, and any security instrument creating or evidencing the lien or security interest hereof upon the Mortgaged Property and each instrument of further assurance, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law to publish notice of and fully to protect the lien hereof upon, and the lien of the Mortgagee in, the Mortgaged Property.

         9. (a) The Mortgagee shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of the Mortgagor, which the Mortgagee, in its sole discretion, believes should be brought to protect its interest in or the title to the Mortgaged Property. The Mortgagee may take such action by attorneys selected by the Mortgagee.

            (b) If any action or proceeding be commenced, whether adversary or not (including an action to foreclose the Mortgage or exercise of the power of sale or to collect the Debt), to which action or proceeding the Mortgagee is made a party, or in which it becomes necessary to defend, uphold or enforce the lien of the Mortgage, the Mortgagee may prosecute, defend or participate in such action or proceeding by attorneys selected by the Mortgagee.

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                 (c) All sums paid by the Mortgagee for the expense of any
action or proceeding described in this Paragraph (including reasonable counsel fees and expenses) shall be paid by the Mortgagor to the Mortgagee, upon demand, together with the interest thereon, computed from the date of payment thereof by the Mortgagee, at the Default Rate. Any such sum paid by the Mortgagee and the interest thereon shall be a lien on the Mortgaged Property prior to any claim, lien, right, title or interest in, to or on the Mortgaged Property attaching or accruing subsequent to the lien of the Mortgage, and shall be deemed to be secured by the Mortgage and evidenced by the Term Note.

                 (d) In any action or proceeding to foreclose the Mortgage, or to recover or collect the Debt, the Mortgagee may recover reasonable attorneys' fees and disbursements and the provisions of law respecting the recovery of costs, disbursements and allowances shall also be applicable.

             10. (a) The Mortgagor shall, until the Debt secured by the Mortgage shall be fully paid and satisfied, keep the Improvements insured against loss or damage by reason of the following: fire, including full extended coverage endorsements, and such other hazards, casualties and contingencies as may be required by the Mortgagee, in an amount to be approved by the Mortgagee not exceeding in the aggregate one hundred per centum of their full insurable value so that the Mortgagor will not be deemed a co-insurer under any such policy. All such insurance shall be with a company or companies and in a form or forms to be approved by the Mortgagee, which approval shall not be unreasonably withheld or delayed.

                 (b) At the time of the execution of the Mortgage and at least twenty (20) days prior to the expiration of each policy required to be provided by the Mortgagor pursuant to the provisions of this Paragraph, the Mortgagor shall deliver to the Mortgagee a policy or policies or a renewal policy or policies, as the case may be, with appropriate evidence of the payment of the premium therefor.

                 (c) All such insurance policies required to be procured pursuant to the Mortgage shall (i) contain a standard non-contributory form of mortgagee clause satisfactory to the

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Mortgagee, which clause shall name the Mortgagee, its successors or assigns as a loss payable party (but subject to the rights of the Senior Lender); and (ii) provide, to the extent obtainable, that such policies may not be cancelled or amended without at least thirty (30) days' prior written notice to the Mortgagee.

                 (d) The Mortgagor will also provide and keep in force with respect to the Improvements:

                         (i) If the Mortgaged Property is now located in an area having special flood hazards or if such area hereafter shall be designated by the United States Government, or any agency thereof, as having special flood hazards, a policy insuring against floods in an amount equal to the lesser of (A) the principal amount secured by the Mortgage or (B) the maximum amount available pursuant to federal law; and

                        (ii) Liability insurance as required by the Mortgagee in an amount required by the Mortgagee as specified in the Agreement; and

                       (iii) Insurance against such other hazards as may be reasonably required by the Mortgagee from time to time and as are customarily insured against with respect to like properties.

                 (e) The Mortgagor, at its expense, will furnish to the Mortgagee, within ninety (90) days after demand (but not more frequently than once in each consecutive period of twenty-four (24) calendar months) proof of the then full insurable value of the Improvements and the Personal Property, such proof to be by appraisals satisfactory in form and substance to the Mortgagee and prepared by an appraiser (who may be an appraiser for the insurance company insuring such property) designated and paid for by the Mortgagor and approved by the Mortgagee.

                 (f) In the event that all or any part of the Improvements shall be damaged or destroyed, in whole or in part, by fire or other casualty, the Mortgagor shall promptly restore, replace, rebuild or alter the damaged or destroyed Improvements as nearly as possible to the condition the Improvements were in prior to such damage or destruction, without regard to the adequacy of

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insurance proceeds and further subject to the Mortgagee making available and paying over to the Mortgagor for such purpose all insurance proceeds, if any, received by the Mortgagee as described in subparagraph 10(h) below. If the damage be of such nature as to require the Mortgagor to construct a replacement for, or to alter the damaged or destroyed items in any material or substantial way, the Mortgagor shall, before commencing any such work, submit to the Mortgagee for the Mortgagee's approval, which shall not be unreasonably withheld or delayed, copies of the plans and specifications therefor to be prepared by an architect or engineer selected by the Mortgagor, subject to the approval of the Mortgagee, who shall then be licensed by the state in which the Mortgaged Property is located, and who shall have been placed in charge of the restoration.

                 (g) Until the full payment of the Debt, the Senior Lender (and, when the Senior Mortgage is discharged, the Mortgagee) shall have and hold the insurance policy or policies described in this Paragraph as collateral and further security for the payment of the Debt. In default of the Mortgagor's compliance with this Paragraph, the Mortgagee or its successors or assigns may, but shall have no obligation to, place such insurance as described above, from time to time, in an amount in the aggregate not exceeding one hundred per centum of the full insurable value of the Improvements and the Personal Property for the purpose aforesaid, and pay the premium or premiums therefor. In the event of such payment, the Mortgagor will pay to the Mortgagee, its successors or assigns, such premium or premiums so paid by the Mortgagee, upon demand, together with the interest thereon computed from the date of payment thereof by the Mortgagee, at the Default Rate. Any such sum paid by the Mortgagee and the interest thereon shall be a lien on the Mortgaged Property prior to any claim, lien, title or interest in, to or on or claim upon the Mortgaged Property attaching or accruing subsequent to the lien of the Mortgage and shall be deemed to be secured by the Mortgage and evidenced by the Notes.

                 (h) Should the Mortgagee by reason of any insurance described in this Paragraph, receive any sum or sums of money for damage to the Improvements, such amount may be retained and applied by the Mortgagee toward payment of the Debt, or such amount may be paid over either wholly or in part to the Mortgagor or to the

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successors or assigns of the Mortgagor for the repair of the Improvements or for the erection of new Improvements, or for any other purpose or object satisfactory to the Mortgagee, and, if the Mortgagee shall receive and retain insurance money for such damage to the Mortgaged Property, the lien of the Mortgage shall be affected only by a reduction of the amount of said lien by the amount of such insurance money received and retained by the Mortgagee and applied toward payment of the obligations secured hereby.

                 (i) The insurance required pursuant to this Paragraph may be effected by a policy or policies of blanket insurance which may cover property in addition to the Mortgaged Property, provided that the coverage shall be the same as if the Mortgaged Property were the sole property insured and the Mortgagor shall deliver to the Mortgagee a duplicate original copy or copies thereof or original insurance certificates therefor.

         11.     (a)   The Mortgagor shall give the Mortgagee prompt notice of
any damage or destruction by fire or casualty occurring on the Mortgaged Property, as well as of any condemnation or eminent domain proceedings affecting the same.

                 (b) The Mortgagor will not enter into any agreement for a Taking of the Mortgaged Property, or any part thereof, without the prior written consent of the Mortgagee.

         12. In the event the whole or any part of the Mortgaged Property shall be the subject of a Taking, or shall be voluntarily conveyed in lieu thereof prior to the payment in full of the Debt, the Mortgagor shall pay to the Mortgagee, during the period from the date of a Taking or conveyance in lieu thereof, until the payment in full of the Debt, the deficiency, if any, between the interest payable thereon at the rate stipulated in the Notes in respect of the Debt and the interest actually paid to the Mortgagor by the entity exercising the power of eminent domain or to whom the Mortgaged Property was conveyed in lieu of the exercise of such power.

         13.     (a)      All Awards are hereby assigned to the Mortgagee.  The
Mortgagee and its legal representatives, successors and assigns (at its or their option) are hereby irrevocably authorized and


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



empowered to collect and receive the Awards from the authorities making the same, to give proper receipts and acquittances therefor in any of their names or in the name of the Mortgagor, and to apply the same toward the payment of the Debt, the Notes or the Mortgage, in such priority and proportions as the Mortgagee in its discretion shall deem proper, although the Debt secured by the Mortgage then may not be due and payable. If the Mortgaged Property is sold, through foreclosure or exercise of the power of sale or otherwise, prior to the receipt by the Mortgagee of any Awards, the Mortgagee shall have the right, whether or not a deficiency judgment on the Notes shall have been sought, recovered or denied, to receive any Awards, or a portion thereof sufficient to pay the Debt, whichever is less.

                 (b) Notwithstanding any Taking, the Mortgagor shall continue to pay the Debt at the time and in the manner provided for in the Notes and in the Mortgage and the Debt shall not be reduced until any Awards shall have been actually received and applied by the Mortgagee to the discharge of the Debt. The Mortgagor shall file and prosecute its claim or claims for any Awards in good faith and with due diligence and cause the same to be collected and paid over to the Mortgagee. The Mortgagor, further, hereby irrevocably appoints the Mortgagee and its officers and employees the attorney-in-fact of the Mortgagor, coupled with an interest, to file, prosecute, settle, and compromise its claims for any Awards, to receive any Awards and to endorse any instruments with respect thereto. The Mortgagor further agrees that although it is hereby expressly agreed that the same shall not be necessary in any event, the Mortgagor shall, upon demand, of the Mortgagee, make, execute and deliver to it any and all assignments and other instruments sufficient for the purpose of assigning any Awards to the Mortgagee, free, clear and discharged of any encumbrances of any kind or nature whatsoever, subject only to the Permitted Exceptions.

         14. This Mortgage is subject and subordinate to the Open-End Mortgage (the "SENIOR MORTGAGE") dated the date hereof, between the Mortgagor and FINOVA Capital Corporation (the "SENIOR LENDER") as provided in the Subordination and Intercreditor Agreement dated the date hereof, among the Senior Lender, the Mortgagor and the Purchasers.


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




         15.     [Intentionally Omitted].

         16. The Mortgagor shall not, without the consent in writing of the Mortgagee, sell, transfer, or convey its interest in the Mortgaged Property or any part thereof in or by any one or series of transactions or permit the Mortgaged Property or any part thereof or any beneficial therein to be sold, transferred, or conveyed. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to further or successive transactions.

         17. Except as otherwise permitted by the Agreement, the Mortgagor shall not, without first obtaining the prior written consent of the Mortgagee in each such instance:

                 (a) mortgage, convey or grant a lien subordinate to the Mortgage on the Mortgaged Property, or on any or all of the Land, Improvements, Personal Property or Appurtenances of which it is comprised; or

                 (b) grant a security interest subordinate to the lien and security interest of the Mortgage on the Mortgaged Property or any part thereof; or

                 (c) assign the Rents, if any, of the Mortgaged Property.

Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions.

         18.     [Intentionally Omitted]

         19. The Mortgagor shall not execute or file for record any instrument which imposes a restriction upon the sale or occupancy of the Mortgaged Property on the basis of race, sex, religion, national origin, color or creed. Upon any violation of this undertaking, the Mortgagee may, at its option, declare the unpaid balance of the Debt to be immediately due and payable.

         20.     [Intentionally Omitted].

         21.     [Intentionally Omitted].




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




         22. In addition to the Notes, the Mortgage is intended to secure and provide for the payment and performance of any and all obligations now due and owing or which may hereafter be or become due or owing by the Mortgagor to the Mortgagee or the Purchasers, however the maximum amount secured by the Mortgage at execution or which under any contingency may be secured hereby at any time in the future shall not exceed in the aggregate (i) the stated principal amount of the Mortgage, (ii) interest, and (iii) all other amounts advanced by the Purchasers and secured by the Mortgage in accordance with the terms hereof for the protection of the Mortgaged Property or the preservation of the lien of the Mortgage or both.

         23. Neither the Mortgagor nor any tenant or subtenant of the Mortgaged Property, if any, or the Improvements or any part of either shall have the right or power, as against the Mortgagee without its consent, to cancel, abridge or otherwise modify tenancies, subtenancies, leases or subleases now or hereafter in effect in respect of all or any part of the Mortgaged Property or the Improvements or to accept or make, as the case may be, prepayments of installments of rent to become due thereunder. The Rents of the Mortgaged Property are hereby transferred and assigned to the Mortgagee as further security for the payment of the Debt, and the Mortgagee shall have the right to enter upon the Mortgaged Property for the purpose of collecting the same and to let and operate the Mortgaged Property or any part thereof and to apply the Rents, issues and profits, either in whole or in part, as the Mortgagee elects, to the payment of all charges and expenses of the Mortgaged Property or in reduction of any part of the Debt or other sums due or to become due under the Notes or the Mortgage. This assignment and grant shall continue in effect until the Debt and all other obligations secured by the Mortgage are paid. The Mortgagee hereby waives the right to enter upon the Mortgaged Property for the purpose of collecting the Rents and the Mortgagor shall have a license to collect and receive the Rents until default hereunder, but such license of the Mortgagor may be revoked by the Mortgagee upon any such default. The Mortgagee may apply all Rents or any part thereof so received hereunder, after the payment of all of its expenses including costs and attorneys' fees, to the Debt in such manner as it elects or at its option the entire amount or any part thereof so received may be released to the Mortgagor.




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




         24. Nothing herein contained shall be construed as depriving the Mortgagee of any right or advantage available under Section 254 or 271 of the Real Property Law of the State of New York or any other similar, applicable law of the state in which the Mortgaged Property is located, but all covenants herein differing therefrom shall be construed as conferring additional and not substitute rights and advantages, except that the provisions of the Mortgage shall supersede the provisions of subdivision 4 of said Section 254.

         25. The Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times upon reasonable notice.

         26. The Mortgage may not be changed or modified orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. THE MORTGAGOR ACKNOWLEDGES DELIVERY TO IT, WITHOUT CHARGE THEREFOR, OF A COPY HEREOF AND OF THE NOTES.

         27. The Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

         28. If any term, covenant or condition of the Mortgage shall be held to be invalid, illegal or unenforceable in any respect, the Mortgage shall be construed without such provision.

         29. The relative words herein of single or plural number, or masculine or feminine or neuter gender shall be read as if written in the single or plural, or in the male, neuter or female gender, as the context and as the case may be.

         30. The covenants, agreements and options herein contained shall bind and inure to the benefit of the successors and assigns of the parties hereto but the foregoing provisions of this paragraph shall not constitute a waiver of the provisions of paragraphs 16 and 17 above.

         31. If the Mortgagor shall well and truly pay to the Mortgagee the Debt at the time and in the manner provided in the Notes and the Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth in the Mortgage and in the Notes, then these presents and the estate hereby granted shall cease, determine and be void and in connection therewith, the Mortgagee shall deliver to the Mortgagor such mortgage satisfactions and releases as may be requested by the Mortgagor in accordance with Section 20.7 of the Agreement.

                                    DEFAULTS

         32. This Mortgage is governed by and made pursuant to the Agreement, and all the terms, covenants and conditions of the Agreement are incorporated herein by reference as if set forth at length herein, including the terms thereof enabling the Mortgagee to declare a default under this Mortgage upon the occurrence of an Event of Default as defined or specified in the Agreement. The occurrence of an Event of Default as defined or specified in the Agreement shall constitute a default under this Mortgage, and the Debt shall become due and payable at the option of the Mortgagee. In the event of any inconsistency between the terms, representations, warranties, covenants and conditions of this Mortgage and the Agreement, the Agreement shall control.

         33. The Debt shall become due, at the option of the Mortgagee, upon the occurrence of any of the following events (subject to any applicable notice or grace periods otherwise provided in the Agreement):

                 (a) after default in the payment of any installment of principal or interest as provided in the Notes, or

                 (b) after default in payment and reimbursement of the Mortgagee, after demand, for any costs, expenses, and fees advanced or incurred by the Mortgagee, with interest as herein provided, in curing any default or failure of the Mortgagor under the Mortgage, or

                 (c) upon the actual or threatened alteration, demolition or removal of any of the Improvements erected or to be erected upon the Mortgaged Property without the prior written consent of the Mortgagee, or

                 (d) if the Mortgagor does or permits to be done anything that may in any way impair the lien of the Mortgage; or impair the value of the Mortgaged Property or any of the Improvements; or

                 (e) upon the failure of the Mortgagor to perform or comply with any other covenant, agreement or condition of the Mortgage, in accordance with the terms hereof.

             34. The Debt shall also become due, at the option of the Mortgagee, upon the occurrence of any of the following events:

                 (a) after default, for thirty (30) days after notice and demand, in the payment of any taxes of any kind and nature, assessments, water and sewer charges, rents and rates, and other governmental or municipal charges, fines or impositions relating to the Mortgaged Property or any part thereof,

                 (b) after failure for thirty (30) days after notice and demand to exhibit to the Mortgagee receipted bills for any tax, water rate or assessment herein referred to, or

                 (c) if the Mortgagee shall give the written notice specified above in paragraph 6.

         35.     [Intentionally Omitted].

         36. Any check, draft, money order or other instrument given in payment of all or any portion of the Notes or pursuant to the Mortgage may be accepted by the Mortgagee and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Mortgagee, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Mortgagee and applied as the case may be to the Debt in the manner provided in the Notes or to the sum due under the Mortgage.

                                    REMEDIES

         If an Event of Default as defined or specified in the Agreement occurs or if the Mortgagor defaults in the performance of any of the terms, covenants or conditions herein contained, then and in any such event:

         37. (a) The Mortgagee, in any action to foreclose this Mortgage, shall be entitled, without regard to the solvency or insolvency of any person or entity obligated for the payment of the Debt or the adequacy of any security for the Debt and without notice, to the appointment of a receiver and notice of such appointment is hereby expressly waived. The Mortgagee or any receiver shall be entitled to take possession of the Mortgaged Property from the owner, tenants and/or occupants of the whole or any part thereof and to collect and receive the Rents and the value of the use and occupation of the Mortgaged Property, or any part thereof, from the then owner, tenants and/or occupants thereof for the benefit of the Mortgagee. The Mortgagor will pay monthly in advance to the Mortgagee or to any receiver appointed to collect the Rents the fair and reasonable rental value for the use and occupation of the Mortgaged Property, or of such part thereof as may be in the possession of the Mortgagor, and upon default in any such payment the Mortgagor will vacate and surrender the possession of the Mortgaged Property to the Mortgagee or such receiver.

                 (b) THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST THE MORTGAGOR. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE MORTGAGOR, THE MORTGAGOR HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND, ON THE ADVICE OF SEPARATE COUNSEL OF THE MORTGAGOR, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE MORTGAGOR HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA:

                 FOR THE PURPOSE OF OBTAINING POSSESSION OF THE MORTGAGED PROPERTY IN THE EVENT OF ANY DEFAULT HEREUNDER OR UNDER THE NOTES, THE MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR THE MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH THE MORTGAGOR TO APPEAR FOR AND CONFESS JUDGMENT IN

EJECTMENT FOR POSSESSION OF THE MORTGAGED PROPERTY AND TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE MORTGAGOR, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH THE MORTGAGOR, IN FAVOR OF THE MORTGAGEE, FOR RECOVERY BY THE MORTGAGEE OF POSSESSION THEREOF, FOR WHICH THIS MORTGAGE, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE MORTGAGED PROPERTY, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION.

         38. In case of a sale in foreclosure, the Mortgaged Property, or so much thereof as may be affected by the Mortgage, may be sold in one or more parcels or interests and in such order as the Mortgagee shall determine. The Mortgagor waives and releases any right to have the Mortgaged Property marshalled.

         39. In the event of a foreclosure of the Mortgage, or the succession by the Mortgagee to the interests of the Mortgagor hereunder, the purchaser of the Mortgaged Property or such successor shall succeed to all rights of the Mortgagor, including any right to proceeds of insurance and to unearned premiums, and in and to all policies or certificates of insurance assigned and delivered to the Mortgagee pursuant to the Mortgage.

         40. If the Mortgagor shall fail to perform or comply (after any applicable notice or grace period) with any covenant, representation, warranty, agreement or condition of the Mortgage, the Mortgagee shall have the right, but not the obligation, to perform and comply with any such covenant, representation, warranty, agreement or condition. The cost thereof paid by the Mortgagee together with all costs, expenses and disbursements shall be paid by the Mortgagor to the Mortgagee, upon demand, together with the interest thereon computed from the date of payment thereof by the Mortgagee, at the Default Rate. Any such sum paid by the Mortgagee and the interest thereon shall be a lien on the Mortgaged Property prior to any claim, lien, right, title or interest in, to or on the Mortgaged Property attaching or accruing subsequent to the lien of the Mortgage, and shall be deemed to be secured by the Mortgage and evidenced by the Notes.

         41. The Mortgagee may be the purchaser of the whole or any part of the Mortgaged Property or of any interest therein at any sale of the Mortgaged Property whether pursuant to foreclosure or otherwise hereunder and may apply upon the purchase price any sum which is secured by the Mortgage. The Mortgagee, upon any such purchase, shall acquire good title to the properties so purchased free of the lien of the Mortgage and free of all equities and rights of redemption in the Mortgagor.

         42. The obligation of the Mortgage and of the Notes shall continue until the Debt is paid in full notwithstanding any action or actions or partial foreclosure which may be brought to recover any amount or amounts for installments of principal, interest, taxes, assessments, water rates or insurance premiums or other sums or charges due and payable under the provisions of the Mortgage.

         43. The Mortgagor hereby waives the right to a trial by jury, in any action or proceeding in which the Mortgagor and the Mortgagee are parties brought by the Mortgagee to enforce its rights hereunder.

         44. Any assignee of the Mortgage and the Notes shall take the same free and clear of all offsets and counterclaims of any nature whatsoever which the Mortgagor may have against any assignor of the Mortgage and the Notes and no such offset or counterclaim (other than compulsory counterclaims) be interposed or asserted by the Mortgagor in any action or proceeding brought by any such assignee upon the Mortgage and/or the Notes and any such right to interpose or assert any such offset or counterclaim in any such action or proceeding is hereby expressly waived by the Mortgagor.

         45. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, the Mortgagee may release any person at any time liable for the payment of the Debt or any portion thereof or any individual or entity guaranteeing the payment of the Notes and/or of the Mortgage or any part of the security held for the Debt or with respect to any guarantee, and may extend the time of payment or otherwise modify the terms of the Notes and/or the Mortgage, including, without limitation, a modification of the interest rate payable on the principal balance of the Notes, without in any manner impairing or affecting the Mortgage or the lien thereof or the priority of the Mortgage, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title and interest. The Mortgagee may resort for the payment of the Debt to any other security or guarantee held by the Mortgagee in such order and manner as the Mortgagee, in its discretion, may elect. The Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law or equity.

         46. The Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right to the Mortgagee thereafter to bring an action of foreclosure or any other action, for a default or defaults by the Mortgagor existing at the time such earlier action was commenced.

         47. All remedies provided in the Mortgage are distinct from and cumulative to any other right or remedy under the Mortgage, the Notes, any guarantee of the payment of the Notes and/or of the Mortgage or any other agreement between, among others, if any, the Mortgagor and the Mortgagee or the Purchasers executed simultaneously or in connection herewith, or afforded by law or equity, and may be exercised concurrently, independently or successively. Wherever in the Mortgage the prior consent of the Mortgagee is required, the consent of the Mortgagee given as to one such transaction shall not be deemed to be a waiver of the right to require such consent to future or successive transactions. Any such consents shall be in writing.

         48. Any forbearance by the Mortgagee in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any such right or remedy. The procurement of insurance or the payment of taxes or other liens or charges by the Mortgagee or other corrective or security protecting measures by the Mortgagee shall not be a waiver of the Mortgagee's right to accelerate the maturity of the Debt.

                               SPECIAL PROVISIONS

         49. The Mortgagor will, at the request of the Mortgagee and at the cost and expense of the Mortgagor (a) promptly correct any defect, error or omission which may be discovered in the contents of the Mortgage, or in the execution, acknowledgment or recordation hereof, or (b) promptly do, execute, acknowledge and deliver any and all such further acts, deeds, conveyances, mortgages, deeds of trust, amendments, supplements, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as the Mortgagee may reasonably require from time to time in order to (i) effectuate the purposes of the Mortgage, (ii) subject to the lien and security interest hereby created any of the Mortgagor's properties, rights or interests covered or now or hereafter intended to be covered hereby, (iii) perfect and maintain such lien and security interest, or (iv) convey, grant, assign, transfer and confirm unto the Mortgagee the rights granted or now or hereafter intended to be granted to the Mortgagee hereunder or under any other instrument executed in connection with the Mortgage or which the Mortgagor may be or become bound to convey, mortgage or assign to the Mortgagee in order to carry out the intention or facilitate the performance of the provisions of the Mortgage.

         50. Intentionally Omitted.

         51. Environmental Matters.

                 (a)(i) For purposes of the Mortgage, the following terms shall have the following meanings:

                 "GOVERNMENTAL AUTHORITIES" - shall mean any federal, state, or local government, governing body, agency, court, tribunal, authority, subdivision, bureau or other recognized body having jurisdiction to enact, promulgate, interpret, enforce, review or repeal any Environmental Law.

                 "ENVIRONMENTAL COMPLAINT" - shall mean any judgment, order, complaint, notice, citation, action, proceeding or investigation pending before any Governmental Authority, including, without limitation, any environmental regulatory body, with respect to or threatened against or affecting the Mortgagor or relating to its business, assets, property or facilities or the Mortgaged Property, in connection with any Hazardous Material or any Hazardous Discharge or any Environmental Law.

                 "HAZARDOUS DISCHARGE" - shall mean any release of a Hazardous Material caused by the seeping, spilling, leaking, pumping, pouring, emitting, using, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any Hazardous Material into the air, water, earth or environment, and any liability for the costs of any cleanup or other remedial action.

                          (ii) In the event of any inconsistencies between
the terms, representations, warranties, covenants and conditions of this Paragraph 51 and the any environmental representations and warranties contained in the Agreement, the Agreement shall control.

                 (b)      The Mortgagor covenants, represents and warrants that:

                          (i) Except as otherwise set forth in the Agreement,
the best of the Mortgagor's knowledge, none of the real property owned or occupied by the Mortgagor and located in the state in which the Mortgaged Property is situated, including, but not limited to the Mortgaged Property, has ever been used by previous owners, operators or occupants or the Mortgagor to use, generate, manufacture, refine, transport, treat, store, handle or dispose of any Hazardous Material.

                          (ii) The Mortgagor has duly complied, and will
continue to comply (should compliance be appropriate), with the provisions of the Environmental Laws governing it, its business, assets, property, and facilities and the Mortgaged Property. The Mortgagor shall not, and shall not permit any of its officers, partners, employees, agents, contractors, licensees, tenants, occupants or others to, generate, manufacture, refine, transport, treat, store, handle or dispose of any Hazardous Material on the Mortgaged Property.

                    (iii) Mortgagor has, and will continue to have, all necessary licenses, certificates and permits under the Environmental Laws relating to Mortgagor and its facilities, property, assets, and business, and the Mortgaged Property and the foregoing are in compliance with all Environmental Laws.

                 (c) Without limitation of the Mortgagee's rights under the Mortgage or applicable law, the Mortgagee shall have the right, but not the obligation, to exercise any of its rights to cure as provided in the Mortgage or to enter onto the Mortgaged Property or to take such other actions as it deems necessary or advisable to correct, contain, cleanup, remove, resolve or minimize the impact of, or otherwise deal with, any such Hazardous Material, Hazardous Discharge or Environmental Complaint upon its receipt of any notice from any person or entity or Governmental Authority, informing Mortgagee of such Hazardous Material, Hazardous Discharge or Environmental Complaint, which if true, could adversely affect the Mortgagor or any part of the Mortgaged Property or which, in the reasonable opinion of the Mortgagee, could adversely affect its collateral security under the Mortgage. All reasonable costs and expenses incurred and paid by the Mortgagee in the exercise of any such rights shall be paid by the Mortgagor to the Mortgagee upon demand together with the interest thereon at the Default Rate of interest. Any such sum paid by the Mortgagee and the interest thereon shall be a lien on the Mortgaged Property prior to any claim, lien, right, title or interest in, to, on or upon the Mortgaged Property attaching or accruing subsequent to the lien of the Mortgage, and shall be deemed to be secured by the Mortgage and evidenced by the Notes.

                 (d) Upon reasonable notice to Mortgagor, Mortgagee, its officers, employees, agents and contractors may enter the Mortgaged Property to inspect it and to conduct, complete and take such tests, samples, analyses and other processes as Mortgagee shall reasonably require to determine Mortgagor's compliance with this Paragraph and the Environmental Laws. The costs, expenses and fees of Mortgagee of such entry, inspection, tests, samples, analyses and processes shall be paid and reimbursed by Mortgagor upon demand by Mortgagee, together with the interest thereon computed from the date of payment thereof by the Mortgagee, at the Default Rate. Any such sum paid by the Mortgagee and the interest thereon shall be a lien on the Mortgaged Property prior to any claim, lien, right, title or interest in, to on or upon the Mortgaged Property attaching or accruing subsequent to the lien of the Mortgage, and shall be deemed to be secured by the Mortgage and evidenced by the Notes.

                 (e) In addition to those events of default previously specified in the Mortgage, the occurrence of any of the following events shall constitute a default under the Mortgage, entitling the Mortgagee to all rights and remedies provided therefor:

                          (i) If any Governmental Authority asserts or creates a
lien upon any or all of the Mortgaged Property by reason of the presence of Hazardous Materials or the occurrence of a Hazardous Discharge or Environmental Complaint or otherwise, or

                          (ii) If any Governmental Authority asserts a claim
against the Mortgagor, the Mortgaged Property or the Mortgagee for damages or cleanup or remedial costs related to any Hazardous Materials or any Hazardous Discharge or any Environmental Complaint; provided, however, such claim shall not constitute a default if, within thirty (30) business days of the Mortgagor's receipt of notice of same:

                              (A) The Mortgagor can prove to the Mortgagee's
satisfaction that the Mortgagor has commenced and is diligently pursuing either:
(i) a cure, remedy or correction of the event which constitutes the basis for the claim, and is continuing diligently to pursue such cure or correction to completion, in strict compliance with the Environmental Laws or Environmental Complaint, as applicable, or (ii) proceedings for injunction, a restraining order or other appropriate emergency relief prevent such Governmental Authority from asserting such claim, which relief is granted within thirty (30) days of the occurrence giving rise to the claim and the injunction, order or emergency relief is not thereafter dissolved or reversed on appeal; and

                              (B) The Mortgagor shall (i) post a bond or any
other security reasonably required by and satisfactory to such Governmental Authority to secure the payment for and performance of all of the work, labor and services required to effect a proper and complete cure or correction of the condition which constitutes the basis for the claim or (ii) at the Mortgagee's request, if no such bond or security has been posted, shall post a bond issued by a surety satisfactory to the Mortgagee, or any other security reasonably satisfactory to the Mortgagee, in form, substance and amount, satisfactory to the Mortgagee, to secure the payment for all of the work, labor and services required in effect a proper and complete cure or correction of the condition which constitutes the basis for the claim.

                 (f) The Mortgagor covenants and agrees, at its sole cost and expense, to indemnify, protect, and save Mortgagee harmless against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys' and experts' fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against Mortgagee and arising from or out of:

                        (i) The Mortgagor's failure to perform and comply with this Paragraph, or

                        (ii) Any Hazardous Material, any Hazardous Discharge, any Environmental Complaint, or any Environmental Law applicable to the Mortgagor, its operations, business, assets, property or facilities, or the Mortgaged Property, or

                        (iii) Any action against Mortgagor under this indemnity.

         52.     With respect to the Leasehold Interest:

                 (a) The Mortgagor hereby represents, covenants and warrants that:

                     (i)  The Lease is in full force and effect and unmodified.

                    (ii) All rents due or payable under the Lease have been paid to the extent they were payable prior to the date hereof.

                   (iii) The Mortgagor shall maintain the quiet and peaceful possession of the Leasehold Interest and shall defend the leasehold estate created under the Lease for the entire remainder of the term set forth therein subject to the Mortgagor's right to terminate the Lease as set forth in the Lease, including all renewal options thereunder, against all and every person or persons lawfully claiming, or who may claim the same or any part thereof, and to the performance and observance of all of the terms, covenants, conditions and warrants thereof.

                    (iv) There is no existing default under the provisions of the Lease or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of the lessee to be observed and performed.

                     (v) The Mortgagor has not sublet the leased premises or assigned the Lease.

                 (b) The Mortgagor shall pay or cause to be paid all rents, additional rents, taxes, assessments, water rates, sewer rents, impositions, and other charges mentioned in and made payable by the Lease, for which provision has not been made hereinbefore, when and as the same shall become due and payable, and shall cause the lessor of such premises, to the extent required by the Lease, to pay any portion of said taxes, assessments, rates, charges and impositions to be borne by the lessor that might become liens on the Leasehold Interest prior to or on the date when they become due, and the Mortgagor shall in every case take, or cause to be taken, a proper receipt for any such item so paid by Mortgagor and shall deliver, or cause to be delivered to the Mortgagee upon its request after any such payment, the original receipts for any such payments by Mortgagor.

                 (c) The Mortgagor shall at all times promptly and fully observe, keep and perform, or cause to be observed, kept and performed, all agreements, terms, covenants and conditions contained in the Lease by the lessee therein to be kept and performed in all respects. Mortgagor further covenants that it will not do or permit anything to be done, the doing of which, or refrain from doing anything, the omission of which, will impair or tend to impair the security of this Mortgage or will be a default under the Lease. If Mortgagor shall fail at all times to fully observe, perform and comply with all agreements, covenants, terms and conditions under the Lease, or do or permit anything to be done, the doing of which or refrain from doing, the omission of which will impair the security of this Mortgage or will be a default under the Lease, then, upon the happening of any such event, at the option of Mortgagee, either:

                        (i) An event of default shall occur under this Mortgage and the Debt shall immediately become due and payable; or

                        (ii) Without limiting the generality of any other provision of the Mortgage or any remedy of the Mortgagee hereunder and without waiving or releasing the Mortgagor from any of its obligations hereunder, Mortgagee may (but shall not be obligated to) take any action Mortgagee deems necessary or desirable to prevent or to cure any default by Mortgagor in the performance of or compliance with any of Mortgagor's covenants or obligations under the Lease. Upon receipt by Mortgagee from the lessor under the Lease of any written notice of default by lessee thereunder, Mortgagee may rely thereon and take any action, as aforesaid, to cure such default even though the existence of such default or the nature thereof be questioned or denied by Mortgagor or by any party on behalf of Mortgagor.

                        (iii) Mortgagor hereby expressly grants to Mortgagee, and agrees that Mortgagee shall have the absolute and immediate right to enter in and upon the Mortgaged Property or any part thereof to such extent and as often as Mortgagee, in its reasonable discretion, deems necessary or desirable, in order to prevent or to cure any such default by Mortgagor. Mortgagee may pay and expend such sums of money as Mortgagee, in its sole discretion, deems necessary for such purpose, and Mortgagor hereby agrees to pay to Mortgagee, immediately and without demand, all such sums so paid and expended by Mortgagee, together with interest thereon from the date of such expenditure to the date of repayment at the Default Rate. All sums so paid and expended by Mortgagee, and the interest thereon shall be added to and be secured by the lien of this Mortgage.

                 (d) The Mortgagor shall not in any way materially alter the terms of the Lease, or except in accordance with the terms of the Lease, cancel or surrender the Lease, or waive, excuse, condone or in any way release or discharge the lessor thereunder of or from the obligations, covenants, conditions and agreements by said lessor to be done and performed; and Mortgagor does by these presents expressly release, relinquish and surrender unto the Mortgagee all its right, power and authority to cancel, surrender, amend, or materially alter in any way the terms and provisions of the Lease, except in accordance with the terms thereof and any attempt on the part of the Mortgagor to exercise any such right without the prior written consent of the Mortgagee shall constitute a default under the terms hereof.

                 (e) The Mortgagor will: provide the Mortgagee an exact copy of any notice, communication, plan, specification or other instrument or document received or given by it in any way relating to or affecting the Lease of the Mortgaged Property which may concern or affect the estate of the lessor or the lessee in or under the Lease or in the real estate thereby demised in any material way; give the Mortgagee immediate notice of any receipt by it of any notice of default from the lessor thereunder; furnish to the Mortgagee within 15 days any and all information which it may request concerning the performance by the Mortgagor of the agreements, terms, conditions and covenants of the Lease or of the Mortgage; and permit the Mortgagee or its agents or representatives at all reasonable times to investigate or examine Mortgagor concerning such performance.

                (f) So long as any of the Debt secured by this Mortgage shall remain unpaid, unless the Mortgagee shall otherwise in writing consent, the fee title and the leasehold estate in the Mortgaged Property hereinbefore described, shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates either in the lessor or in the lessee, or in a third party, by purchase or otherwise; and the Mortgagor further covenants and agrees that, in case it shall acquire the fee title, or any other estate, title or interest in the Mortgaged Property covered by the Lease, including, without limitation, pursuant to the purchase option or right of first refusal, if any, set forth in the Lease, this Mortgage shall attach to or cover and be a lien upon such other estate so acquired, and such other estate so acquired by the Mortgagor shall be considered as mortgaged, assigned or conveyed to the Mortgagee and the lien hereof spread to cover such estate with the same force and effect as though specifically herein mortgaged, assigned or conveyed, and spread.

         53. (a) This Mortgage secures the Debt to the extent of the stated principal amount of the Notes plus interest and other amounts secured hereby.

             (b) The amount of the Debt secured by this Mortgage shall not be reduced by reason of payments made from time to time by the Mortgagor or amounts received by Mortgagee in respect of the Debt except to the extent that such payment from the Mortgagor or amounts received reduce the outstanding principal sum of the Debt to less than the stated principal amount hereof and in such event the amount secured by this Mortgage shall be the amount outstanding on the Debt. If, subsequently, advances, loans or extensions of credit are made from time to time to the Mortgagor under the Agreement, then the amount secured by this Mortgage shall be increased as the amount outstanding on the Debt is increased, but, as hereinabove described, the principal amount of the Debt secured by this Mortgage shall not exceed the stated principal amount hereof plus interest thereon and other amounts secured hereby. The Mortgagor shall be liable for mortgage, deed of trust documentary, intangible, recording or other taxes, fees, or charges, if any, payable by reason of any such subsequent advances, loans or extensions of credit.

         54. This Mortgage shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         55. This Mortgage is a purchase money mortgage under the Lien Priority Law of Pennsylvania, as amended.

         IN WITNESS WHEREOF, the Mortgage has been duly executed by the Mortgagor on the day and year first above written.

                                      J&L STRUCTURAL, INC.



                                      BY:______________________________
                                         NAME:
                                         TITLE:

ATTEST:

BY: ______________________
    NAME:

    TITLE:

    [CORPORATE SEAL]

THE ADDRESS OF THE WITHIN-NAMED MORTGAGEE IS:

18 CHESTNUT STREET
WORCESTER, MA  01608




___________________________
ON BEHALF OF THE MORTGAGEE

STATE OF NEW YORK  )
                   )  SS:.

COUNTY OF NEW YORK )

         On the ____ day of April, 1995 before me personally came ___________________ to me known, who, by me duly sworn, did depose and say that deponent resides at ________________________________, ___________________, that deponent is the _____________________ of J&L STRUCTURAL, INC., the corporation described in, and which executed the foregoing instrument; and that deponent signed deponent's name as such officer by order of the board of directors of said corporation.

              GIVEN under my hand and notarial seal this ____ day of March, 1995.

                                            -----------------------------------
                                                       Notary Public

                                            My Commission Expires:_____________

=========================================
                                                      COUNTY:  BEAVER

           J&L STRUCTURAL, INC.

                    TO

       THE PAUL REVERE INVESTMENT
    MANAGEMENT CORPORATION, AS AGENT

=========================================

               MORTGAGE

=========================================





                               RETURN BY MAIL TO:
                             MORGAN, LEWIS & BOCKIUS

                                 101 PARK AVENUE
                            NEW YORK, NEW YORK 10178

                             ATTN: IAN SHRANK, ESQ.

                                  SCHEDULE A TO

                                    MORTGAGE
                                     BETWEEN
                           THE PAUL REVERE INVESTMENT
                        MANAGEMENT CORPORATION, AS AGENT

                                       AND
                              J&L STRUCTURAL, INC.

                                  FEE PREMISES

                           (Intentionally omitted)

                                  SCHEDULE B TO
                                    MORTGAGE
                                     BETWEEN
                           THE PAUL REVERE INVESTMENT
                        MANAGEMENT CORPORATION, AS AGENT
                                       AND
                              J&L STRUCTURAL, INC.
                               LEASEHOLD INTEREST

         Lease Agreement dated March 28, 1995 between Fourteenth Street Corporation, a Pennsylvania corporation, as Lessor and J&L Structural, Inc., a Delaware Corporation, as Lessee, which Lease is of the following property: